SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                             _________________

                                 Form 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  January 2, 1997


                    VETERINARY CENTERS OF AMERICA, INC.
             (Exact Name of Registrant as Specified in Charter)


              Delaware                 1-10787               95-4097995
   (State or Other Jurisdiction     (Commission            (IRS Employer
         of Incorporation)          File Number)         Identification No.)


                     3420 Ocean Park Boulevard, Suite 1000
                        Santa Monica, California  90405
                    (Address of Principal Executive Offices)

                                 (310) 392-9599
                        (Registrant's Telephone Number)

ITEM 5.  OTHER EVENTS
         ____________

     Reference is made to the press release of Registrant, issued on January 6, 1996, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 21, 1997                 VETERINARY CENTERS OF AMERICA, INC.



                              By:/s/Tomas Fuller
                                 __________________________________________
                                   Tomas W. Fuller
                                   Chief Financial Officer,
                                   Vice President and
                                   Assistant Secretary

                                 EXHIBIT INDEX

EXHIBITS                                                            PAGE NUMBER


99.1      Press Release dated January 6, 1997.